Exhibit 10.15

English translation of the original Hebrew document.

Amended and Restated Framework Agreement for the Serial Turn Key Manufacture and Supply of Avalanche, Avalanche 1000 and Storm II Printers

Made and executed on the 9th day of March 2015

(hereinafter: the “Effective Date”)

Between:

ITS Industrial Techno logic Solutions Ltd.

Private Company No. 512833740

(hereinafter: the “Supplier”)

And:

Kornit Digital Technologies Ltd.

Private Company No. 513846758

(hereinafter: the “Customer”)

Whereas:	The Customer is a manufacturer in the field of machinery for digital printing on textiles; and

Whereas:	The Supplier is a sub-contractor with the experience, equipment, expertise, skill and human resources required for the serial manufacture and supply of the digital printing machines in accordance with the provisions of this Agreement, and all subject to the provisions of this Agreement; and

Whereas:	The Supplier is available and is capable of performing its undertakings under this Agreement in accordance with the conditions and stipulations of this Agreement below; and

Whereas:	On November 19, 2014, the Supplier and the Customer entered into a framework serial manufacture and turn-key supply agreement (the “Previous Agreement”); and

Whereas:	The Parties have decided to terminate the Previous Agreement, including all sections and appendixes thereto, and to replace it with this Agreement, so that the provisions of this Agreement shall apply as of the Effective Date (and the Previous Agreement shall continue to apply with respect to the Supplier's undertakings that were given prior to the Effective Date), all as set out in this Agreement.

Therefore, it is agreed, declared and stipulated between the Parties as follows:

1.	Definitions and Appendixes

1.1.	All of the definitions and the Appendixes constitute an integral and binding part of this Agreement.

1.2.	Definitions

The following terms in this Agreement shall have the meanings set out below:

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

1.2.1.	The “Production File” or the “Product File” – A document that shall be delivered to the Supplier by the Customer, containing all of the information required in order to manufacture the product the subject of the Production File, including: the technical specifications of the product, a list of the components of the product, a list of the suppliers from whom the Supplier must purchase such; the Product Tree (as defined below), the quality requirements of all parts of the product, charts, definitions of materials, drawings, sketches and plans, specifications of tests during the process and calibrations, ATP, all documentary engineering supplements done by the Supplier, and any other information relevant for manufacture of the product. The Production Files shall be in a form which will be agreed upon in writing by the parties. For the avoidance of doubt, the Product File shall be the entire and exclusive property of the Customer and shall constitute part of the confidential information as defined in this Agreement below.

1.2.2.	“Product” or “Products” – including all of the following: (a) The finished machine set out in the Production File; (b) the components of the machine set out in the Production File; (c) all of the spare parts of the machine and its components, as defined below; (d) any inventory of any kind whatsoever of all of the machines including the components, whether such inventory has been and/or is being manufactured and/or stored at the Customer's request or at the Supplier's decision and/or request.

1.2.3.	“Machine” or “Machines” – A finished printer delivered to the Customer or a printer meeting all of the requirements of the Production File, and the conditions of this Agreement.

1.2.4.	“Security Inventory” – The minimum quantity of components kept in the Supplier's warehouses as security in accordance with the Customer's demand as set out in Appendix 2.

1.2.5.	“OSP Items” – The items, parts, spare parts and components that the Customer will provide, which the Supplier is not required to pay for.

1.2.6.	“Components” – All items, parts, spare parts and components that may be ordered by the Customer from the Supplier or that may be sold or supplied by the Supplier to the Customer, provided that such are not Machines. For the avoidance of doubt, OSP Items shall not be considered to be Components.

1.2.7.	The “Order” – As such term is defined in section 5.1 below. Any Order that is sent in any way, in writing, by the Customer, including via email, shall be an order that is lawfully signed by the authorized signatory of the Customer, for the purposes of this Agreement.

1.2.8.	“Supply” – Products which the Supplier has delivered to the Customer. With respect to Machines – supply at the gates of the Supplier's factory.

1.2.9.	“Receipt” – (a) The Execution of testing by the Customer in accordance with the ATP defined by the Customer in writing as an integral part of the Product File and in accordance with the conditions of this Agreement, for Machines in accordance with the contents of the Product File; or (b) physical receipt by the Customer of the Products sent by the Supplier. It is agreed that any Product that is physically delivered to the Customer in respect of which no written notice of Rejection or no written notice of any defect in the Product has been delivered (including a notice via email or fax) within a period of 3 days after the date of delivery thereof to the Customer shall be deemed to be a product that has been lawfully received by the Customer.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

1.2.10.	“Product Tree” – Written details which shall be given by the Customer to the Supplier, including all of the parts, components and items required for construction of the Product. In the Product Tree, the Customer shall set out, for each part, component and item, the party that manufactures it. The Product Tree shall be kept in the Product File.

1.2.11.	“Loading” – The price that the Customer will pay the Supplier for the costs of supply in the Supply of the Customer's Orders.

1.2.12.	“BOM” (Bill of Material) – A list that will be prepared by the Supplier, setting out the price of each of the parts and items contained in the Product Tree. It is agreed that any change to the Product Tree or to the BOM will give rise to a change in the prices of the Machines and the Products set out in this Agreement. Any price change as aforesaid shall be effected with the consent of both of the Parties to this Agreement in writing, under the ECO procedure as defined in this Agreement below.

1.2.13.	“ECO” – As this term is defined in section 14.3.

1.2.14.	“ECO Procedure” – A process of presentation of the significance of application by the Supplier and approval in writing by the Customer of the written document that will be drafted by the Supplier.

1.2.15.	“AVL” – A list of suppliers approved by the Customer (Approved Vendors' List).

1.2.16.	“Obsolete Items” – As such term is defined in section 12 below.

1.2.17.	“Disqualification Report” – A report accompanying a disqualified item setting out the substance of the fault.

1.2.18.	“ATP” – Acceptance Test Procedure – Written procedures for testing the Product, which shall be applied and set by the Customer, setting out the tests that are required to be performed on the Product in order to ensure that it is complete and in working order. The ATP shall match the Product File.

1.2.19.	“MOQ” – The minimum quantity of Orders of Products.

1.2.20.	“Lead Time” – Details issued by the Supplier to the Customer setting out the amount of time after the date of the Order in which the Customer will be able to receive the Product ordered by it.

1.3.	List of Appendixes

Appendix 1:      consensually canceled.

Appendix 2:      LLI (Long Lead Items) components; MOQ (Minimum of Quantity) items; AVL (Approved Vendors List); Security Inventory.

Appendix 3:      Non-Disclosure and Non-Competition Undertaking Qualified to Specific Field.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 4:      Certificate of Insurances.

Appendix 5:      Certification of Authorized Signatories for the Customer.

Appendix 6:      Details of ATP Procedures for every Product the subject of a Production File.

2.	Scope of Agreement

This Agreement constitutes a framework for the legal and commercial relations between the Parties to the extent that such relate to Orders, to the planning of purchases, and to the production of the Products the subject of this Agreement. This Agreement, and the Appendixes hereto, including all of the declarations and undertakings contained herein, shall apply to each of the Orders of Products under this Agreement (including the order of Machines and Components and shall also apply to all of the Production Files which shall be provided by the Customer to the Supplier from time to time, and to the relationship between the Parties to this Agreement to the extent that such relates to any Product that may be ordered from the Supplier by the Customer and/or that may be designed and/or manufactured and/or ordered and/or prepared and/or delivered by the Supplier to the Customer). The provisions of this Agreement shall constitute an integral part of all of the work orders and of any other document that may be exchanged by the Parties and/or a person acting on their behalf with respect to any product the subject of this Agreement.

The Parties confirm and declare that this Agreement terminates the Previous Agreement and all of the conditions, Appendixes and provisions thereof, in such a way that as of the date of execution of this Agreement, the Previous Agreement shall be deemed to have been terminated by the consent of the Parties and to have expired completely.

3.	Declarations of the Parties

3.1.	The Supplier declares that it has the equipment, knowledge, ability, experience, tools, skills, means and professional qualifications required for the performance of its undertakings under this Agreement, including that it is able to meet its undertakings under this Agreement in terms of the human resources that will be required in order to perform its undertakings, and with respect to the quality and skill of such performance. The Supplier hereby undertakes to manufacture the Machines in accordance with the provisions of the Orders and the Production Files, exclusively for the Customer, in accordance with the Production Files, the AVLs will be agreed upon in writing by the parties and the technical specifications contained in the Production File will be agreed upon in writing by the parties, at the appropriate production quality, in accordance with reasonable standards acceptable in the market, and in accordance with the conditions and stipulations of this Agreement.

3.2.	The Supplier declares and undertakes that its entry into this Agreement and performance of its undertakings hereunder shall not contradict and/or contravene any other undertaking nor breach any other agreement, whether oral or in writing, by the Supplier vis-à-vis any third party whatsoever. The Supplier undertakes that it has all of the licenses or permits required under any law for the purpose of performance of its undertakings under the provisions of this Agreement and inter alia, a business license. The Supplier undertakes to obtain all of the permits and certificates required in the future of the Supplier by any competent authority if so required, under any law, for the purpose of manufacture of the Products in accordance with the provisions of this Agreement and the law, in such a way as not to harm the continued continuous manufacture of the Machines and the parts the subject of this Agreement for the Customer, all in accordance with the provisions of this Agreement.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

3.3.	The Supplier declares that it has the economic and financial abilities and the other characteristics required to enable it to perform its undertakings under this Agreement.

3.4.	The Supplier undertakes to implement an internal quality control process prior to delivery of the Products to the Customer.

3.5.	Without derogating from the provisions of this Contract, to the extent set out in the Supplier's undertakings in accordance with the provisions of this Agreement, the Supplier hereby undertakes to act in accordance with all of the laws and/or regulations and/or ordinances and/or orders and/or provisions and/or rules of any law and/or any collective agreement or other labor agreement that may apply to its employees, including, without restriction: with respect to deductions and/or deposits by the Supplier with respect to National Insurance; government health insurance; pension plans; or other remunerations plans of any kind whatsoever; insurance for loss of capacity to work; for the performance of all safety rules. The Supplier hereby expressly declares and agrees that it shall indemnify the Customer for any direct damage that may be caused to the Customer for the breach set out in this section, and the Customer shall not bear any liability and/or responsibility whatsoever in the event that the Supplier does not perform the provisions of this section.

3.6.	The Supplier is aware that neither this Contract nor any of the provisions of it shall serve to restrict the Customer from contracting, in such manner and on such conditions and at such time as it may see fit, with any other supplier for the purpose of manufacture of the Products or alternatively, from manufacturing the Products itself. Furthermore, the Customer is aware that this Agreement or any of the provisions hereof shall not serve to restrict the Supplier from contracting, in such manner and on such conditions and at such time as it may see fit, with any third party for the purposes of planning and/or manufacturing and/or constructing any products that are not the Products as defined in this Agreement, for any third party, subject to section 23 (non-competition).

4.	Human Resources

4.1.	Transition of the system to turn-key manufacture involves the provision of a great deal of technological and operational information from the Customer to the Supplier and therefore, it is very important that the Supplier consolidates and maintains a suitable technological and operational team.

This team shall include:

*	A project manager who shall be the commercial and operational Point of Contact (POC).

*	A Head of Assembly Team.

*	An advisory Engineer from the Engineering Department who will be the POC for all future engineering conduct.

*	Quality assurance.

4.2.	The Supplier's Human Resources shall be skilled and professional and shall have the qualifications required to manufacture the Products the subject of this Agreement with skill and to a reasonable level.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

5.	Order

5.1.	The Customer shall order manufacture of the Products from the Supplier at its discretion. The Customer shall order Products from the Supplier in writing, by dispatch of a written order or email, approved by the Customer's authorized signatory, which shall contain all of the details necessary in order to manufacture the ordered Product, including a Product Tree, BOM, a full Production File and any other information that may be required for the purpose of manufacture of the ordered Product (hereinabove and hereinafter: the “Order”). The Supplier shall confirm receipt of the Order, in the event that it complies with the conditions of the Contract, by email, within five (5) business days of the date of receipt thereof. Confirmation of receipt of the Order shall not constitute confirmation of the dates of supply, which shall be agreed upon by the Parties. The Orders shall be delivered to the Supplier at least [***] months prior to the date of Supply (the requisite Lead Time). The Supplier is required to manufacture the Products in the quantities and within the times required in accordance with the Production Orders, subject to the provisions of this Agreement.

5.2.	Lead Time – the Supplier shall supply the Order within 20 business days after receipt of the component with the longest supply time, and all subject to the performance of all of the Customer's undertakings under the provisions of this Agreement. The Customer agrees that the Lead Time may be extended in accordance with the list of suppliers (AVL) with whom the Supplier is required to work in accordance with the Customer's instructions.

5.3.	Forecast of Production Orders. The Customer shall provide the Supplier with the forecast of Orders for the subsequent year, not later than the end of November of each calendar year, and shall update such forecast from time to time. The Order forecast shall not bind the Parties and shall be used for the Supplier's planning purposes only. The forecast shall be for the sake of indication only, and shall not bind the Parties. Only actual Orders shall be binding.

5.4.	It is agreed that the provisions of this Agreement shall apply to any Production Order issued by the Customer to the Supplier for supply of the Products, whether the Production Order contains an express reference to this Agreement, or not. In the event of a contradiction between the provisions of this Agreement and the provisions of the Production Order, the provisions of this Agreement shall prevail unless the Production Order specifically states that a specific provision shall prevail over the provisions of this Agreement, and the Production Order is signed by both Parties.

6.	Security Inventory

6.1.	The Supplier is responsible for purchasing the raw materials in the quantity and quality sufficient for the performance of the Production Order. The Supplier shall keep security inventory for the raw material suppliers in accordance with the Customer's instructions and subject to a cover order received from the Customer, and subject to the effecting of the required payment by the Customer to the Supplier for the cover order. The Supplier undertakes to warn the Customer of any significant lack (known to it) of raw materials immediately upon becoming aware of such. Any change in any raw material shall require the prior written consent of the Customer and shall only be made after the successful completion of manufacture of the Product experimentally, using the raw material. The Customer may give notice to the Supplier that it will itself, and at its own expense, manage the security inventory directly with the raw material suppliers, and in such a case, the Customer waives any claim and/or suit and/or demand against the Supplier originating in and/or relating to and/or connected with management of the security inventory, and in such a case, the Supplier shall be required to receive the Customer's consent in order to make use of the security inventory.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

6.2.	Inventory imported from ITS China in accordance with the AVL – the Supplier undertakes to maintain security inventory in Israel subject to a cover order for withdrawal which shall be provided by the Customer, and subject to the making of the requisite payment by the Customer to the Supplier for such cover order, at the end of one year after the date of the order, beyond the Order for the Machines. For the avoidance of doubt, the Customer undertakes to purchase the aforesaid security inventory at the price and on the payment conditions set out in such cover order, in the event that the Supplier and/or the Customer do not use the inventory imported from ITS China prior to one year after the date of order of it. The Customer shall be entitled to give notice to the Supplier, in writing, to use the existing security inventory and not to add any additional inventory, all at the Customer's liability.

6.3.	The Customer may define a list of LLI items which the Supplier must keep in stock in order to shorten the Lead Time, including a number of units of each such item. Upon receipt of LLI items and/or any part thereof in the Supplier's Warehouse, the Customer shall pay the Supplier the price of such items (as appearing in the BOM).

7.	Production and Assembly

7.1.	Production of the parts and the items manufactured exclusively for the Customer that are not shelf items (hereinafter: “Make Items”) shall be effected in accordance with the Customer's sketch that is contained in the Product File. The Machines shall be assembled in accordance with the assembly instructions that will be provided by the Customer in writing as part of the Production File on the date of provision of the Production File to the Supplier.

7.2.	The Machines shall only be assembled by a team that has undergone training by the Supplier and that has received a certificate of authorization from the Supplier's Quality Assurance Unit. The Supplier shall be responsible for authorizing the assembly team and for issuing an appropriate certificate for them. The Customer's Engineering Department Director shall receive a report of employees so authorized, upon demand.

7.3.	Machines shall be supplied in accordance with the integration procedures and ATP, which shall be defined by the Customer, and which shall be delivered to the Supplier in writing as part of the Production File.

7.4.	The Supplier shall be responsible for ensuring that the assembly area is in good order in accordance with the scope of production.

7.5.	All of the equipment assembled shall be stored under a roof.

8.	Reports

8.1.	At the written request of the Customer, within two days of the date of such request, a production and supply plan status report shall be provided to the Customer which shall be prepared and updated by the Supplier from time to time in accordance with the progress of work on the Product by the Project Manager. In addition, within seven days of the date of the request, a report of deficiencies shall be provided.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

8.2.	At the Customer's request, the Supplier shall supply a stocktake report to the Customer of components belonging to the Customer which are in the Supplier's warehouses, once every quarter.

8.3.	At the Customer's request, within seven (7) days of the date of such request, the Supplier shall provide a stocktake report to the Customer of the printer heads (contained in the BOM) of Products ordered by the Customer which are in the Supplier's warehouses, once a month.

8.4.	The Supplier shall purchase the components of the Products which the Supplier is responsible for purchasing in accordance with the provisions of this Agreement, and subject to the performance of the Customer's undertakings under the provisions of this Agreement. Purchasing shall be effected in accordance with the provisions of the Production File, the AVL list, and the provisions of this Agreement, and the Customer shall provide the Supplier with all of the components that it is responsible for providing to the Supplier, in accordance with the Production File. Any addition and/or replacement of a Supplier on the AVL list shall require the prior written consent of the Customer.

8.5.	The Supplier shall report the commencement of the implementation of every ECO by email, bearing the date of application and the Machine number.

8.6.	The Customer shall be liable for updating sketches and current specifications of the engineering changes to all approved suppliers (the AVL), and shall provide the Supplier with a copy of all up-to-date sketches and specifications. The Supplier shall update the price of the Machine in accordance with the changes made to the BOM. The Supplier shall update the sub-suppliers (AVL) with updated sketches which shall be provided by the Customer within a reasonable time.

8.7.	The Supplier shall report to the Customer of any substantial faults or problematic work processes that may be discovered or that are expected to be discovered, to the best of the Supplier's knowledge, in manufacture, within a reasonable time of occurrence of the fault. In the event of a substantial fault which might cause a safety or quality problem, a reasonable time shall be considered to be one business day after occurrence of the fault.

9.	Inventory Management

The Supplier shall store the product inventory, the parts, the components and the equipment ordered by the Customer (hereinabove and hereinafter: the “Inventory”) in accordance with the manufacturer's instructions.

10.	Supplier's Obligation to Purchase Inventory from the Customer

10.1.	The prices of the components included in the Inventory that are sold to the Supplier by the Customer shall be identical to the price in the BOM of such components appearing on the up-to-date BOM list.

10.1.1.	An item that is found not to be in compliance with the Supplier's requirements shall be reported soon after discovery of the problem by the Supplier and shall be returned to the Customer with a credit to the Supplier for return of the item, in the sum of the relevant purchase price as set out in section 20 of this Agreement.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

10.1.2.	The Customer undertakes that all of the items of Inventory provided to or sold by it and/or a person acting on its behalf to the Supplier shall be in good and proper condition, in compliance with the production standard and the warranty of the manufacturer who manufactured the aforesaid items, and are suitable to be included among the Products the subject of this Agreement. The Customer shall be liable for any damage that may be caused to the Supplier and/or the Product and/or the Machine for any fault and/or problem and/or defect and/or damage to the items of Inventory and/or to any item or component whatsoever sold and/or delivered by the Customer and/or a person acting on its behalf to the Supplier. Items of Inventory shall be purchased in such quantities, on such dates of supply and payment in accordance with the Customer's Orders and subject to the performance of the Customer's undertakings under the provisions of this Agreement.

10.1.3.	The Customer shall, at its expense, collect from the Supplier items of Inventory that are damaged and/or faulty and/or not in order and/or in any other way not in accordance with the provisions of this Agreement, and shall immediately provide alternative items of Inventory to the Supplier, at its expense, that are in order and suitable and in compliance with all of the conditions set out in this Agreement. The Supplier undertakes to prepare for the Customer's collection faulty items supplied by the Customer and/or a person acting on its behalf and discovered by the Supplier within 10 business days of discovery of the faulty items, together with a disqualification report. The Customer undertakes to replace the faulty items with working items within 3 business days. This section shall not be relevant to machining, kits, beams and frames and other Make Items.

10.1.4.	The Customer shall provide the items at least two weeks prior to the start of the date of assembly planned by the Supplier, and not less than one month prior to the planned date of delivery.

11.	Quality Assurance; Inspection and Review

11.1.	The Supplier shall manufacture the Product and the Components only from materials approved in the Customer's Production File. The Supplier shall not make any changes to the Product File without the prior written approval of the Customer.

11.2.	The Supplier shall not make use of Products or Components that have not undergone acceptance review as set out in sections 11.3-11.5 below, and have been found to be perfect and precisely compliant with the specifications of the Product ordered.

11.3.	The Supplier shall implement such acceptance review as set out in section 11.4 except for OSP Items for which no acceptance review shall be implemented.

11.4.	Acceptance review shall be implemented on:

*	Items manufactured by the Supplier – visual review, testing of measurements, supply and raw material tests shall be implemented on 100% of items.

*	Shelf items not specifically manufactured for Kornit – a visual inspection shall be implemented together with verification of the manufacturer's catalog number.

11.5.	With respect to a disqualified item, or in the event of any quality problem the treatment of which needs to be decided upon (destruction, return to the Supplier, etc.) (hereinafter: MRD treatment). For OSP items, the Supplier shall be responsible for MRB reporting of OSP items to the Customer within 3 business days, together with an MRB form.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

11.6.	Once a month, the Supplier shall provide the Customer with a concentrated MRB report, i.e., a report that contains all of the items found in quality control to be faulty or disqualified.

11.7.	In the event that a problem or fault is found in one of the parts or mechanisms of the Product caused as the result of an act or omission on the part of the Supplier, the Supplier's Quality Manager shall send a report to the Customer's Engineering Department describing the flaw, the remedial operations and the preventative operations taken in order to prevent recurrence of the incident.

11.8.	The Products shall be subject to final testing and examination at the Supplier's facility (ATP) as such final tests are set out in Appendix 6 to this Agreement, notwithstanding any test or examination having been originally conducted by the Supplier. The process of testing by the Customer, as set out in Appendix 6 to this Agreement, shall be implemented by the Customer at its expense, prior to the process of preparation for packaging which is done by the Supplier. The Customer shall conduct its own tests within 3 business days of receipt of appropriate notice in writing or by email from the Supplier. The Supplier shall participate, advise and assist, in a reasonable manner and on the basis of good will, in the design and performance of the tests by the Customer, where necessary. Should any faults be discovered in the Products, the Supplier shall take care to remedy such at its expense and immediately, quickly, efficiently and continuously. No test by the Customer shall release the Supplier from its liability for any incompatibility of the Product to the items in the technical specifications in the Production File.

11.9.	The representatives of the Customer shall be entitled, upon prior coordination with the Supplier, to enter into the Supplier's factories where the Products are being manufactured, and to effect inspections and follow-up with respect to the production process and compliance thereof with the provisions of this Agreement, including with respect to the raw materials and inventory items used by the Supplier for manufacture of the Products, the production processes and the quality assurance processes.

12.	Definition of Purchase Data

12.1.	“Obsolete Items”, within the meaning of this Agreement, are items or components whose manufacturer or an authorized representative of them gave notice to the Supplier and/or published a notice that the manufacture of them has been stopped on a given date (hereinafter: the “Obsolete Notice”). The Supplier undertakes to give notice to the Customer within 2 business days of the date of receipt by the Supplier of an Obsolete Notice as aforesaid from the manufacturer, with respect to any relevant item. The Customer shall confirm in writing to the Supplier receipt of the Obsolete Notice from the Supplier.

12.2.	Once a year, the Supplier shall provide the Customer with an Excel File (Appendix 2) which shall contain all of the items of the Machine including MOQ, Lead Time, and security inventory, which shall be approved by the Customer. If a new item is added, the file shall be updated in accordance with data that will be provided by the Customer. The provisions of the Excel file as aforesaid shall not serve to amend the Product File or any of the appendixes thereof. Any amendment of the Product File may only be made in accordance with the procedures set out in this Agreement.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

12.3	The Supplier shall be entitled to purchase items from alternative sources of supply, i.e., sources of supply that are not set out in the Product File, and that may be chosen exclusively by the Supplier, provided that the prices set out in this Agreement shall not be changed to the Customer’s detriment as a result of such change. The Supplier shall be liable for the quality of the items. The Supplier shall provide the Customer with documentation if requested. The Supplier shall not be entitled to replace OEM manufacturers without the Customer's consent. In any event, the price offered by the Supplier shall not be greater than any alternative price that the Customer may find for the same item, of the same quality. At the Customer's request, the Supplier shall provide a list of all suppliers of the manufactured items, the Customer shall be entitled to approve this list periodically but not more than once every six months.

13.	OSP Items

13.1.	The Supplier shall not be liable for the quality of OSP Items or their condition and they are not included in the warranty that the Supplier grants the Customer for the Machine.

13.2.	OSP items shall be defined in the Production File.

13.3.	The Supplier shall assemble and install the OSP Items in accordance with the Production File and/or the Customer's written instructions.

13.4.	The Customer shall supply all of the OSP Items required for assembling the Product up to 45 days prior to the ate of supply of the Machine approved by the Supplier, and upon coordination with the Supplier.

13.5.	A delay in the supply of OSP Items up to 15 days prior to the date of supply shall entitle the Supplier to demand that the Customer pay the entire price of the Machine on the date of supply, in accordance with the Order, and in accordance with the agreed payment conditions, notwithstanding the fact that the date of actual supply of the Machine may be deferred by the Supplier due to the delay in supply of the OSP Items, on condition that the delay in supply of them contributed to the delay in supplying the Machine. By way of example, if the Customer ordered a Machine on February 20, and the date of supply approved by the Supplier was set for June 20, but the Customer only supplied the heads for installation in the Machine on June 19, the Supplier may supply the Machine on a later date, however since the delay in supply of the heads was what caused the delay in supply of the Order, the Customer shall be charged on June 20 and shall pay the price of the Machine to the Supplier on the date so required by the Supplier.

13.6.	OSP Items found to be faulty in the assembly process shall be replaced by the Customer within three business days.

13.7.	The Customer shall be liable for the working order and quality of the OSP components.

13.8.	The Supplier shall handle the OSP Items responsibly and carefully. Only the Supplier's human resources who have undergone training to construct the Products the subject of this Agreement and staff in the warehouse and quality assurance shall be entitled to handle OSP Items. The Supplier shall not be liable for any damage that might be caused to OSP Items, from receipt thereof by the Customer to completion of assembly of the Machine, including during the warranty period of the Machine. Notwithstanding the aforesaid, if the Supplier's information system, when compared with Orders from the Supplier only, and following a stock take at the Supplier, encounters a situation in which OSP Items provided to the Supplier are discovered to be missing, the Supplier shall pay the cost of the missing items to the Customer.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

14.	Changes

14.1.	The Customer shall be entitled, at any time and by notice in advance and in writing, to make changes to the Production File. The Customer shall bear all of the costs involved in any such change, in accordance with this Agreement. The Parties shall reach understandings, in good faith, with respect to possible changes in timetables and with respect to the application of the costs of such changes to the price of the Product and the Inventory to the Parties.

14.2.	It is emphasized that the Supplier shall not have any authority to make any changes to the Product File without the prior written approval of the Customer.

14.3.	In the event of any change whatsoever in the Product File, the Customer shall be responsible for providing the Supplier with an document setting out engineering changes to the Product File (hereinabove and hereinafter: “Engineering Changes” or “ECO”) within 3 business days of the date of imposition of any such change. The ECO document shall be submitted to the Supplier's Engineering Department for orderly receiving and implementation in the Production File. Confirmation that the ECO has been received and is being handled shall be provided by the Supplier within 2 business days of receipt.

14.4.	Implementation of the ECO in assembly shall apply in accordance with the Customer's instruction, i.e., the Customer shall set out to the Supplier, in writing, the Machine in which ECO implementation is to commence.

14.5.	The process of implementation of ECO includes the following Departments: Engineering, Configuration Control, Production Design and Supervision, Purchasing, and Warehouse.

14.6.	The ECO shall be updated and implemented in products by the Supplier within 15 business days of the date of receipt of it, subject to the Supplier being able to obtain all of the necessary components within such timeframe. If this is not possible, the Customer shall choose whether to defer the date of implementation of the Engineering Change or to supply the components required in order to implement the Change to the Supplier itself, on the date prescribed in writing by the Supplier.

14.7.	The Customer shall be responsible for providing the Supplier, in writing, with purchasing details for new items contained in the ECO (including price, supplier, MOQ). If the Customer gives notice to the Supplier in writing that the ECO is mandatory, i.e., critical and urgent, update and implementation of the ECO in Products shall be executed within 7 business days, subject to the Parties reaching a written agreement with respect to the change that may be required in the price, and in the payment conditions. In such a case, the Customer shall supply the components required for updating the ECO at its expense, immediately upon the date required by the Supplier.

14.8.	If there is surplus Inventory as a result of the Engineering Change and this is purchased by the Supplier in accordance with the Orders provided by the Customer, all such surplus Inventory shall be purchased by the Customer, within 7 business days of the date of the notice in writing regarding the Engineering Changes, at the price agreed for pricing the Machine, plus [***]% (cost + [***]%) (cost + [***]% as set out in the price list in section 19.3), plus VAT at law.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

15.	Supply

15.1.	Machines shall undergo integration (i.e., a process set out in the Production File and effected by the Supplier), ATP and preparation for packaging (cleaning, color corrections, etc.), defined by the Customer.

15.2.	After preparation of the Machine for packaging, the Supplier shall conduct a review of the packaging process, in coordination with the Customer and in accordance with the packaging procedures set out in the Production File.

15.3.	The Machines shall be supplied at the gates of the Supplier's factory.

15.4.	Packaged Machines shall be sent for storage by the Customer, at the Customer's expense, to a storage site selected by the Customer.

15.5.	Machines that do not contain all of the items defined in the exit kit as such term is defined in the Production File shall not be packaged and shall not leave the gates of the Supplier's factory without the written consent of the Customer.

15.6.	The Supplier shall be liable for the completion and orderly functioning of the Products up to delivery thereof to the Customer or to the packaging company at the gate of the Supplier's factory.

15.7.	If there is a delay in the supply plan, the Supplier must, within one week of the date requested in the Purchase Order, submit a renewed supply plan, setting out the method for closing the gap for subsequent Machines in line for Supply (a Recovery Plan) during the following month. In other words, if there is a delay in the supply of one Machine, the Supplier must send an updated supply plan containing an up-to-date date of supply for such Machine and for all subsequent Machines the supply of which is also delayed due to the delay in supplying the first Machine.

16.	Cancellations, Deferrals and Advancements:

The Customer shall have the right to advance, defer or cancel the supply of Products, as follows:

16.1.	Cancellations

Orders may be cancelled at no cost, except for the payments set out in this Agreement below, by way of written notice which shall be given to the Supplier at least three months prior to the date set out in the Work Order.

In the event of any cancellation of an Order, the Customer shall pay for any Inventory that the Supplier purchased in accordance with the Customer's Orders / undertakings and which cannot be cancelled without payment after the Supplier has made reasonable efforts to cancel them, plus [***]% plus VAT at law (cost + [***]% + VAT).

16.2.	Deferrals

The Customer shall be entitled to defer the dates of supply set out in the Work Order provided that the Supplier receive a written notice of deferral from the Customer at least 30 days prior to the date of supply set out in the Work Order, the deferral shall be for a period of not more than 30 days, in an advance written notice to the Supplier in accordance with the following conditions and details:

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Deferral Option	Period Prior to Date of Supply set out in the Work Order
[***]	Up to 30 days
[***]% of the quantity of the Machines intended to be supplied in the coming month (i.e., the calendar month following the original date of supply set out in the original Order)	Between 31-60 days
[***]% of the quantity of the Machines intended to be supplied in the coming month (i.e., the calendar month following the original date of supply set out in the original Order)	Between 61-90 days

A notice of deferral as aforesaid may be given only once for each Machine (i.e., the Customer shall be entitled to give only one notice of deferral for each of the Machines in the Order).

Delivery of a notice of deferral within a period of less than 30 days prior to the date of supply set out in the Work Order shall require the Customer to pay [***] set out in the Work Order for the relevant Machine at the time of supply agreed upon in the original Order, and as of the date set out in the original Work Order, on the date on which the Machine is prepared for dispatch to the Customer, the Customer shall be required to send the Machine for storage immediately, at the Customer's expense and liability, at the storage site prescribed by the Customer.

In the event of deferral of the date of supply by more than 7 days due to the performance of development works by the Customer, the Customer shall be charged with payment for the production floor area that will be required for performance of the development works in accordance with the size of the area required and the period of performance of the development works (and all in accordance with the price list as set out in section 19.3 below).

16.3.	Advancement of Supply of the Machine to the Customer

Advancement of Supply of a Machine to the Customer relates both to existing Orders and to new Orders that are required to be supplied within a shorter time than the Lead Time. The Supplier shall act, to the extent that such is reasonably possible, to bring forward the date of supply set out in the Order, in accordance with the written request of the Customer.

The Customer shall bear all of the costs directly incurred by the Supplier for bringing forward the date of supply (if any), including for: flying in parts and/or components and/or human resources, manufacture by an alternative supplier, sub-supplier requests for price supplements, and any other actual expense that may be incurred by the Supplier. The Supplier shall present invoices to the Customer for independent production (an agreed price list shall be presented in this case) for any such additional expenses. Every expense shall be approved in advance and in writing (including by email) by the Customer and shall be paid by the Customer on the date of payment for the Machine set out in the Order, together with the payment for the Machine, or on such other date as may be agreed upon in writing by the Parties.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

If, for the purpose of bringing forward the date of supply, the Supplier is required to deviate from ordinary operating hours, subject to the prior written approval of the Customer, the Customer shall be charged for all additional work hours invested by the Supplier, including its employees and contractors, in order to bring forward the date of supply, in accordance with the special work hour tariff under the price list set out in section 19.3.

17.	Production File

The Production File or Files and all information and intellectual property rights of the Customer that are contained therein and/or that are related thereto, including as defined above, shall be and shall remain the property of the Customer alone, and there is and shall be no claim, right or argument of any kind whatsoever against the Customer for the Customer's intellectual property that is in the Production File, in whole or in part. The Production File or Files, and all of the aforesaid information, shall be returned to the Customer by the Supplier upon termination of this Agreement for any reason whatsoever, or upon termination of the orderly manufacture of the Product the subject of the Production File, whichever is the earlier. The Supplier undertakes to make no use, except as set out explicitly in this Agreement, of the Production File or Files and any of the above information, or any other equipment belonging to the Customer and/or any intellectual property right belonging to the Customer. The aforesaid shall not derogate from the Supplier's right to keep a copy of the Production File in its possession in order to perform its undertakings under this Agreement and/or in order to document the reason for the Supplier's actions, provided that the Production File, as aforesaid, and all of the portions of it, shall be subject to all of the Supplier's non-disclosure undertakings as set out in this Agreement.

18.	Production Tools

18.1.	With respect to all of the production tools which the Product Tree prescribes are to be supplied by the Customer and at its expense, but which will in fact be supplied to the Supplier by the Customer and at its expense (hereinafter: the “Production Tools”), the Supplier undertakes: (a) To keep and maintain all of the Production Tools and to store them in the Supplier's warehouses, all at the Supplier's expense; (b) to store the Production Tools at its own facility separate from materials that are not related to the performance of this Agreement and/or that belong to any third party whatsoever, and to mark them clearly as being the property of the Customer; (c) to keep the Production Tools in good order, with the exception of reasonable wear and tear, and to replace and repair them at its expense, if they are damaged as a result of an act of malice or negligence of the Supplier.

18.2.	Immediately upon the rescission or termination of this Agreement, the Supplier shall return the Production Tools in full to the Customer, in working order, except for reasonable wear and tear. The Customer shall bear the costs of transfer.

19.	Prices

The Machines shall be priced in the following way, and the Customer shall pay the payments set out below to the Supplier. For each Machine, the Customer shall pay the Supplier all of the following components:

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

19.1.	Payment for Raw Material:

The Customer shall pay the Supplier for the raw material as set out in the BOM, in accordance with the pricing for raw materials which shall be provided from time to time (and for each product that will be ordered separately) by the Supplier to the Customer, in accordance with the list of components (BOM) which will be provided by the Customer to the Supplier, plus payment for work and loading as set out in the Table below.

19.2.	Payment for Work and Loading:

In addition to the payment that the Customer shall pay to the Supplier as set out in section 19.1, and to the extent that the matter relates to the specific machines set out in the Table below, the payment that the Customer shall make for loading and all work hours that the Supplier and/or a person acting on its behalf may invest in the construction and/or production and/or assembly of each of the Machines that may be ordered by the Customer shall be in accordance with the tariff appearing in the Table below. With respect to Machines that are not set out in the Table, the Parties shall agree on a price and conditions between them, in writing, and until the date of such agreement, the provisions of section 19.3 shall apply.

The level of prices set out in the Table has been set given the situation in which the Supplier is the manufacturer of at least [***]% of the Machines that it will sell to the Customer, with respect to the aforesaid Machines during the Term of the Agreement.

	931 (Storm II)	951 (Avalanche)	952 (Avalanche 1000)
Loading	NIS [***]	NIS [***]	NIS [***]
Work	NIS [***]	NIS [***]	NIS [***]
Total	NIS [***]	NIS [***]	NIS [***] ****

Additional agreements between the Parties with respect to the pricing of the Machines:

The price set out in the Table above is for the manufacture of one Machine and does not include VAT.

**** The price of Machine 952 does not include costs for [***] hours of work, in the sum of NIS [***] for the assembly of a [***] system. These costs, plus VAT, will be added to the cost of that Machine.

If a total of fewer than [***] Machines are manufactured during one calendar month, an additional NIS [***] plus VAT at law shall be added to the price for each of the Machines manufactured during such calendar month.

So long as the actual BOM of the Machine, compared with the BOM which will be agreed upon in writing by the parties to this Agreement, alters by a sum of not more than NIS [***] plus VAT, the rate of the load on the Machine shall remain unchanged. In other words, a difference of up to NIS [***] shall not give rise to a change in the price of the Machine.

(The BOM of a Machine pursuant to which will be agreed upon in writing by the parties, less the actual requested BOM of a Machine shall hereinafter be known as: the “Difference”).

If the Difference is greater than NIS [***] plus VAT, the rate of the load paid for the relevant machine shall increase by [***]% of the Difference, plus VAT at law. If the Difference is negative, and is lower than minus NIS [***] plus VAT at law, the load price shall be reduced by [***]% of the Difference. A numerical example for the purpose of illustration: If, following Engineering Changes, the price of Machine 931 drops by NIS [***], the load cost shall drop by NIS [***] ([***]% x [***]), and the final price of Machine 931 will be NIS [***].

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

In pricing a new model machine that has not yet moved over to serial production, the estimated working hours of an engineer, at an agreed tariff for hourly engineering work (as set out in the price list for services in section 19.3 below), shall be added. For the avoidance of doubt, an Order of a new model machine that has not yet moved to serial production shall require the prior written consent of the Parties to this Agreement with respect to the price of such machine.

All of the payments set out in this section 19.2 shall be valid for the entire term of the Agreement.

19.3.	Price List for Services:

#	Product	Price per Unit before VAT
1	Loading on spare parts	[***]% of the agreed Machine price for each spare part.
2	One assembly worker hour.	NIS [***]
3	Floor space Kfar Saba – sqm per month	NIS [***]
4	Floor space Nir Eliyahu – sqm per month	NIS [***]
5	Loading on sale of slow or dead inventory (in the case of ECO)	[***]% of purchase price of all Inventory that has become slow or dead inventory.
6	Cost of special work hour and renovation	NIS [***]
7	Cost of one working day overseas for assembly worker **	NIS [***]
8	Cost of one working day overseas for engineer **	NIS [***]
9	Cost of one working hour in development	NIS [***]
10	Change in a new product (first 10 Machines, or one year, whichever is the earlier)	NIS [***] for each ECO that contains a change in content

** The Customer shall be charged with an additional payment for each day on which an employee of the Supplier is overseas on a Friday and Saturday. If the Supplier's employee is required to work on a Friday or Saturday whilst overseas, a [***]% supplement to the tariff set out in the above table shall be added to the above.

** In addition to the tariff set out in the Table, the Customer shall pay full coverage of the costs of the Supplier's employees for overseas stays, including costs for flights, accommodation, travel, communications, etc., but not including salary, living expenses and overseas travel insurance. For the avoidance of doubt, the Customer shall pay up to NIS [***] per day for communications costs.

The Customer's Orders for works that are not defined in the Production File, which shall be approved in writing by the Supplier, shall be charged in accordance with the work hours in fact invested, calculated in accordance with the price list in section 19.3 above.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

All of the payments set out in this section 19.3 shall be valid for a period of [***] calendar months after the date of execution of this Agreement. After the end of the first such calendar year, the validity of the prices set out in this section 19.3 shall be extended unless one of the Parties gives notice to the other Party of its wish to renegotiate the prices. For the avoidance of doubt, the prices set out in the other sections of this Agreement shall remain in force for the entire term of the Agreement.

19.4.	Special discounts:

It is agreed that in the event that the Supplier manufactures more than [***] Machines for the Customer during one calendar year, then the Customer shall receive a discount in the sum of NIS [***] on the Machine price set out in this Agreement for each Machine after the 101st Machine manufactured during such calendar year.

19.5.	Payment Conditions:

*	Payment Conditions: End of month + [***] days after the date of issue of the invoice, for new Orders.

*	VAT on the invoices shall be paid to the Supplier on the basis of end of month + [***] days after the date of issue of the invoice. These shall be paid to the Supplier as a rollover advance payment.

19.6.	Sale of Parts and Assemblies to Customer:

19.6.1.	A quote for manufacture or ordering of a single item shall be given within [***] business days.

19.6.2.	A quote for an assembly shall be given within [***] business days.

19.6.3.	Business days will be counted with respect to the day on which the Customer provides full details of the Item or the Product Tree to the Supplier, in writing.

19.6.4.	Once every quarter, the Customer shall provide the Supplier, in writing, with orders of parts and assemblies for a time period of four months.

19.6.5.	Orders for parts and assemblies shall be supplied in accordance with the agreed Lead Time for the Item and taking into account the requirements of the MOQ for the Item, subject to payment of the prices set out in section 19.3.

19.6.6.	Items shall be supplied from Inventory on condition that such does not harm the Supplier's production plans, i.e., does not cause any delay in the supply of Machines as a result of supply of parts for the Service Department.

19.6.7.	The minimum sum for an order of parts or components shall be NIS [***], except for urgent cases in which the Customer shall have the option to send an order for parts or components in a sum of less than NIS [***].

19.7.	Transportation Service:

The Customer shall have the option of using the Supplier's transportation service for transporting OSP Items or Orders for service or for transporting parts for development purposes, twice a month, at no cost.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

20.	Warranty

20.1.	The Supplier undertakes to the Customer that the Products: (1) shall be in full and complete compliance with the Production File, shall be new and from current production, without any harm to design (to the extent that the design is within the Supplier's responsibility), materials and work, including with respect to packaging (all apart from components and/or spare parts and/or parts that are to be supplied by the Customer) and (2) the Products shall be free and released from any debt, undertaking, claim, pledge, charge, lien or any other right of any third party whatsoever, stemming from an act or omission on the part of the Supplier (hereinafter: the “Warranty”).

20.2.	Without derogating from the provisions of section 20.1 above, with respect to the Products, the Warranty Period shall be one year from the date of supply of the Product to the Customer or from the date of charging of the Customer with payment, whichever is the earlier (the “Warranty Period”). With respect to all of the parts from which the Products are made, the Warranty shall remain in force so long as there is a third party warranty in place vis-à-vis the Supplier (back-to-back).

20.3.	If during the Warranty Period the Customer discovers a flaw that comes within the ambit of the Warranty (hereinafter: the “fault” or “flaw”), notice of such shall be given to the Supplier in writing / by email (subject to a confirmation of receipt), and the Supplier undertakes: (a) to replace the faulty Item or any part thereof; or (b) to repair the flaws, upon coordination between the Supplier and the Customer, all for no consideration and within seven working days after the faulty Item reaches the Supplier's facility (except in the case of a design flaw by the Customer, which shall be repaired by mutual consent between the Parties, within a reasonable period of time, at the Customer's expense and upon the giving of warning of such by the Supplier). The repaired or replaced Product shall remain under Warranty for the remainder of the original Warranty Period on the faulty Item, but for not fewer than 3 months after the end of the repair, at the same time as any warranty that the Supplier may have from the third party manufacturer, if any (back to back). All of the aforesaid shall be effected by the Customer issuing an Order to the Supplier for the faulty Item and by way of a charge to the Customer, and when the faulty Item is returned following repair or replacement, the Customer shall receive a credit (full total set-off) if the allegation that the Item is faulty turns out to be correct.

20.4.	Notwithstanding all of the aforesaid provisions, the Warranty under this Agreement shall apply only to direct faults or flaws or damages originating in the assembly and/or production processes. The Warranty shall not apply to flaws or faults or damages caused as a result of an act of malice and/or negligence and/or incorrect use of the Product by the Customer or by the end user, or stemming from the design of the Product, including faulty and/or inappropriate design of the Product and/or any harm stemming from a fault in any component and/or part supplied by the Customer, or due to faulty maintenance or natural and reasonable wear and tear. The Customer shall examine the Products soon after receiving them, including operation of the Products, and shall give notice to the Supplier of any fault and/or flaw that may become apparent in such examination.

20.5.	The Supplier's Warranty is at the factory gate, i.e., any repaid made during the Warranty Period shall be made at the Supplier's factory.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

20.6.	If during the Warranty Period, the Customer wishes to repair a fault, the duty of repair of which falls on the Supplier, on a Product that is outside of Israel, the Customer shall bear all of the costs of flight and sojourn (including flight, accommodation, communications, travel, etc. (provided that with respect to communications costs, the Customer shall bear a cost of up to NIS 100 per day)) for the Supplier and/or a person acting on its behalf, except for salary costs and travel expenses, which shall be covered by the Supplier.

20.7.	For the avoidance of doubt, it is agreed that the Warranty the subject of this Agreement does not apply to OSP Items.

21.	Termination and Rescission of the Agreement

21.1.	The term of this Agreement shall commence on March 9, 2015, and shall terminate on March 8, 2017 (the “Term of the Agreement”).

21.2.	This Agreement shall automatically renew for consecutive periods of one year (the first of which shall commence on March 9, 2017), in the event that neither Party sends a registered letter of termination 180 days prior to the end of the Term of the Agreement, or the end of each relevant year of the Agreement.

21.3.	At any time, the Customer and the Supplier shall have the right to rescind the Agreement in full, or any part thereof, by the giving of notice in writing within one year (365 days) in advance by registered mail or by electronic mail, which shall be backed up, within 10 days, by a registered letter. Upon receipt of the notice of rescission, the Supplier shall not accrue any additional expenses with respect to the performance of the Agreement or performance of the rescinded portion of the Agreement, however, it shall be entitled to continue to incur expenses in order to comply with all of its undertakings under the Agreement, including all of the Supplier's undertakings as such existed on the date of receipt of the notice of rescission. Under the above circumstances, the Supplier shall take any reasonable action required to stop production on its part and shall use its best effort to stop production by any sub-contractor, all to the extent that the above shall not serve to cause the Supplier any damage and/or out-of-pocket expense. The Customer shall have no obligation to make any payment any quantities of the Products and/or Items manufactured over and above open Orders that may come to an end after 365 days after the date of receipt of the notice of rescission written by the Customer. On the date of termination of the Agreement, and against conclusion of the settlement of accounts between the Parties and payment of all of the sums owing to the Supplier under the provisions of this Agreement, the Supplier shall be required to provide the Customer with the inventory of all of the Products for which the Customer has paid in accordance with the provisions of this section, unless the Parties have agreed otherwise in writing.

21.4.	The Parties may terminate the Agreement immediately in any event in which attachment, receivership, liquidation or bankruptcy proceedings are instituted and are not cancelled within 60 days of the date of being instituted, or in the event that the business of one of the Parties ceases to operate for a period of more than 60 days, or in the event that arrangement proceedings with creditors are initiated.

21.5.	Each of the Parties shall be entitled to bring this Agreement to an immediate end in the event that the other Party to this Agreement breaches one of the conditions of this Agreement, provided that the infringing party does not remedy the breach within 60 days of the date of receipt of the written notice of the other Party.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

21.6.	In the event of lawful termination of the Agreement / cancellation of Orders in accordance with the provisions of this Agreement, the Customer shall purchase all of the Inventory from the Supplier that was purchased and/or manufactured by the Supplier in accordance with the provisions of this Agreement and/or the Purchase Orders and/or an email request from the Customer and/or the necessary MOQ within 90 days of the date of delivery of the notice of rescission of the Agreement to the Supplier. For each such Item and/or Component, the Customer shall pay the price for such Item and/or Component as appearing in the BOM plus [***]% plus VAT at law, and shall pay the entire cost of the work invested for the assembly of parts, if any, with respect to the Item the subject of the Order and/or cancellation of the Order, the entire sum payable being paid on the date of demand by the Supplier. The Supplier shall, for its part, act reasonably in order to minimize the damage vis-à-vis the Supplier's suppliers.

21.7.	The following sections shall continue to apply notwithstanding termination of this Agreement for any reason whatsoever: 19 (Prices) up to the full payment of the sums owing to the Supplier from the Customer in accordance with the provisions of this Agreement; 20 (Warranty), 21, 23 (Service and Support Obligation); 24 (Intellectual Property and Non-Disclosure); 29 (General Matters).

22.	Service and Support Obligation

22.1.	The Supplier's service period for the Machines shall commence at the end of the Warranty Period and shall end one year after termination of the Agreement (the “Service Period”).

22.2.	The Supplier undertakes to provide the Customer with the technical support required with respect to the Machines and their accessories during the Service Period, in return for payment by the Customer of the sums and the prices agreed upon for such technical support. The aforesaid technical support shall be provided at the prices and on the conditions agreed upon in writing by the Parties in the context of the quote signed by both of the Parties for every Item or Product in respect of which such technical support is required.

22.3.	The repairs and/or supply of the spare parts during the Service Period shall be implemented in accordance with the relevant Lead Time, and in return for the making of the required payment by the Customer. In order to enable performance of the aforesaid undertaking, the Supplier shall retain its ability to supply and/or repair and/or renovate and/or restore the Products manufactured by it during the entire Service Period.

22.4.	The Supplier shall allow visits by employees of the Customer, subject to prior coordination, to the production line at its facility, for the purpose of implementing inspections, training sessions and the preservation of knowledge.

22.5.	The provisions set out in this section above shall apply to the Supplier in the event that manufacture of the Products or any portion of them is transferred to a sub-contractor of the Supplier however, in such a case, it is agreed by the Parties that any such visit shall be subject to the consent of and coordination with such sub-contractor. It is clarified that the Supplier shall act vis-à-vis the Supplier's sub-contractors in Israel in order that such sub-contractor shall enable visits by the Customer's employees in order to implement inspections, training sessions and the preservation of knowledge.

22.6.	For the avoidance of doubt, the Warranty the subject of this Agreement and the Service that will be provided during the Service Period shall not apply to faults stemming from the Customer's design problems, faults stemming from natural wear and tear and faults stemming from incorrect maintenance or unreasonable handling of a Machine, unless such is agreed expressly and in writing by the Parties, in return for payment of the full consideration that the Parties shall agree upon for such handling, during the course of the Service Period for such faults.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

23.	Intellectual Property, Confidentiality and Non-Competition

23.1.	The Supplier hereby declares that all of the rights to the Production Files, to the Customer's technology delivered to the Supplier in the Production Files, to the Products, to all programs, details of the technical specifications, and to any other information relating thereto belonging to the Customer and provided to the Supplier in the context of the Production Files and/or the Customer's know-how relating to the manufacture of the Products under this Agreement provided by the Customer to the Supplier and any improvement of any such shall be the exclusive property of the Customer. Without derogating from the aforesaid and without derogating from the provisions of section 23.3, the Parties agree that all of the Products, ideas, methods, solutions, know-how, information and applications (hereinafter: the “Products of the Development”) that may be developed with respect to this Agreement, including the Product, new ideas relating to the Product, and any know-how relating to the Product, shall be the exclusive property of the Customer and the Customer shall be entitled to treat such at will, in accordance with its exclusive discretion, including the sale, marketing, transfer and/or grant of a license to use such (or any other right) to any other person. The Supplier does not and will not have any right whatsoever to make any use whatsoever of the Products of the Development or any other equipment belonging to the Customer and/or any intellectual property right belonging to the Customer, except for the purpose of manufacture of the Products in accordance with this Agreement. The Supplier undertakes that, on the date of supply, the Products shall be free and released of any debt, undertaking, claim, pledge, charge, lien or any other third party right whatsoever, stemming from the obligations of the Supplier or any person acting on its behalf. All of the provisions of this section shall be subject to the provisions of section 23.3.

23.2.	Upon execution of this Agreement, the Supplier shall sign a non-disclosure and non-competition undertaking in the form attached to this Agreement as Appendix 3.

23.3.	For the avoidance of doubt, the field of the Supplier's business shall be the planning, manufacture, assembly and sale of products of a kind similar to the Products the subject of this Agreement, including digital printers and spare parts, including machining, automation, transition from design to manufacture and the entire field of design and construction of electro-mechanical machines (the “Field of the Supplier's Business”). All of the Supplier's know-how and intellectual property in the Field of the Supplier's Business, as in existence on the date of execution of this Agreement, and as may be developed from time to time by the Supplier and/or a person acting on its behalf in the Field of the Supplier's Business in the context of performance of the Supplier's undertakings under the provisions of this Agreement, shall be the exclusive property of the Supplier and shall continue to remain in the exclusive title of the Supplier throughout the term of the existence of this Agreement and thereafter, and the provisions of this Agreement shall not serve to harm the Supplier's title, as aforesaid, to any know-how and/or intellectual property that is within the Field of the Supplier's Business.

23.4.	The Supplier shall not be entitled, for its services, to any monetary or other compensation over and above that set out expressly in this Agreement.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

24.	Relationship between the Parties

24.1.	It is hereby declared by the Parties that the Supplier is neither an employee nor a representative of the Customer, and with respect to any matter contained in this Agreement, the Supplier is an independent entity. The Supplier is not authorized to make any undertaking of any kind whatsoever on behalf of the Customer, and is not authorized to bind the Customer in any way whatsoever. The Supplier shall bear, at its expense, all of the costs and expenses involved in the performance of this Agreement by it, and all subject to the provisions of this Agreement.

24.2.	Any person who is sent to do any work whatsoever at the Customer's factories for any period of time whatsoever by the Supplier shall be an “employee” of the Supplier only, as interpreted in accordance with any law, and neither this Agreement nor any other agreement shall create employer-employee relations between such person sent to work by the Supplier to the Customer's factories and the Customer, for any intents or purposes whatsoever.

24.3.	The Supplier shall make all of the mandatory payments required under any law for its employees by virtue of the relationship between the Supplier and its employees, including income tax, health insurance and any tax or other payment that it may be charged with due to the performance of its undertakings under the Agreement and/or receipt of the consideration for provision of the Services under this Agreement. Furthermore, the Supplier shall make all of the mandatory payments required under the law by virtue of the relationship between it and the Customer for itself, including income tax payments, and any other tax and/or payment that it may be charged with due to its undertakings as an independent supplier under this Agreement.

24.4.	The Parties agree that if, notwithstanding the aforesaid, the Customer is charged by a competent court, as employer, to make any payment to the Supplier's employees or for any of the Supplier's employees as a result of the existence of employer-employee relations between the Customer and such employee of the Supplier, the Supplier shall reimburse the Customer, immediately upon receipt of notice of such payments, the sum paid by the Customer together with interest and linkage differentials at law from the date of payment until the date of actual restitution by the Supplier.

24.5.	During the Term of the Agreement and for a period of 12 months following termination hereof, the Parties shall not directly or indirectly solicit, persuade, attempt to solicit or attempt to persuade an employee and/or sub-contractor, including ITS' sub-contractor TD in China, to terminate his employment with the other Party or his contract with the other Party or to reduce the scope of his work with the other Party, and shall not directly or indirectly employee such an employee and shall not enter into a contract with any such sub-contractor directly and/or indirectly, all to the extent that such relates to a contract that did not exist between the party and such sub-contractor prior to the date of execution of this Agreement.

25.	Declarations

The Supplier hereby declares and undertakes as follows:

25.1.	The Supplier shall have the knowledge, expertise, ability, experience, skills, facilities and professional and skilled human resources necessary for manufacture of the Orders at the level, quality, and nature in accordance with the Product File and on the dates set out in the Orders approved in writing by the Supplier;

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

25.2.	The Supplier undertakes to perform its function loyally, with skill and devotion, using all of its skills and know-how, exercising discretion and maintaining the interests of the Customer, acting in accordance with reasonable professional practice and employing, for such purpose, skilled manpower. The Supplier further undertakes to act with reasonable haste as is required for the efficient and timely performance of the Orders, and to provide its services, where necessary, all subject to the performance of the Customer's undertakings under the provisions of this Agreement;

25.3.	The Supplier has examined the Customer's demands under this Agreement and the Appendixes hereto, and has found them to be clear, precise and appropriate for the requirements of performance of its undertakings under this Agreement;

25.4.	The Supplier undertakes not to transfer and/or assign and/or convert to any other entity its rights or obligations under this Agreement, in whole or in part.

26.	Insurance

26.1.	Without derogating from the Supplier's undertakings under this Agreement and from its liability for the damages for which it is liable under any law, the Supplier undertakes to take out and keep, at its expense, throughout the entire period of application of this Agreement, and for a period of one year after the termination of this Agreement, insurance policies in its favor, in the sums and at the liability limits prescribed by it at its discretion, provided that such shall not be less than the policies and conditions set out in the form of certificate of insurance attached as Appendix 4 constituting an integral part of this Agreement (hereinafter: the “Certificate of Insurance”), and as set out below:

A.	Insurance of property, equipment, inventory and any other assets relating only to the equipment and/or inventory and/or property of the Customer that is within the possession and/or control of the Supplier.

B.	Insurance for Consequential Loss

C.	Employer’s Liability Insurance

D.	Third Party Liability Insurance

E.	Product Liability Insurance

F.	Professional Liability Insurance

26.2.	The Supplier undertakes to provide the Customer with the form of Certificate of Insurance (Form 4), verbatim, without any amendments or adjustments apart from the filling in of details and particulars in the designated places for such, and subject to agreements with the insurer, signed by a reputable insurance company operating in Israel, not later than 4 days after the date of execution of this Agreement. In the event of any incompatibility between the provisions of the Certificate of Insurance issued by the Supplier and the provisions of this Agreement, the Supplier undertakes to cause amendment of the insurance policies immediately and within not more than one month of the Customer's demand, in order to adjust them to the provisions of this Agreement, and subject to the insurer's consent.

26.3.	At the Customer's request, the Supplier undertakes to present the aforesaid certificates at the end of each Insurance Term and so long as this Agreement remains in force, and not more than 7 days after the date of termination of the Insurance Term, as set out in the certificate, and all during the term of the existence of this Agreement. The Customer shall be entitled to prevent the Customer from continuing to provide the Services and/or perform the Orders in the event that the aforesaid certificate is not issued on time. It is agreed that the Supplier shall be estopped from making any claim against the Customer due to not being able to commence and/or continue provision of the Services and/or performance of the Orders prior to issue of the certificate, as aforesaid.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

26.4.	If in the Supplier's opinion, there is a need for the Supplier to take out additional and/or supplementary insurance policies in addition to the above insurance policies, then following the Supplier's consent, the Supplier undertakes to take out such insurance policies as required. Any such additional and/or supplementary property insurance shall include a section regarding waiver of the right of subrogation in favor of the Customer and its employees and directors, but not in favor of any person who causes malicious damage. For the purposes of liability insurance the name of the insuree shall be extended to include the Customer, its employees and directors for their liability for the acts and/or omissions of the Supplier, subject to the existence of a cross-liability section.

26.5.	The Supplier undertakes to strictly keep and uphold all of the provisions of the insurance policies and the instructions of the insurer verbatim, and without derogating from the generality of the aforesaid, to maintain all of the provisions regarding safety and precautions.

26.6.	Should the Supplier, in good faith, breach the provisions of the insurance policies in such a way as to invalidate the rights of the Customer under the policies, the Supplier shall be liable for the damages in full and exclusively, and it shall not have any monetary and/or other claims and/or demands against the Customer for any monetary and/or other damage that may be caused to it as a result of such.

26.7.	The Supplier undertakes to give notice, immediately, in writing, of the occurrence of any event and/or damage and/or loss.

26.8.	The Supplier undertakes to take any reasonable action which may be required to be done in order to exercise the (Supplier's) insurance policies where necessary, including joinder to an insurance claim, in accordance with the (Supplier's) insurance policies, if so required by it. The Supplier shall be liable for payment of the insurance premiums, and for payment of the Supplier's policyholder's contribution in the event of damage to the extent that such relates to policies issued by the Supplier and at its expense. These sums may be set off by the Customer (in the event that it pays such sums in lieu of the Supplier) against any sum that may be owing to the Supplier under the Agreement.

26.9.	The Supplier shall be liable, in full, for uninsured damages which the liability for is imposed upon it by virtue of the sections of this Agreement, including damages that fall below the policyholder's contribution limit set out in the policies.

26.10.	It is hereby clarified that the existence of the policies shall not serve to release the Supplier from any liability that it owes to the Customer or to any third party by virtue of any law or this Agreement, and the existence of such insurance policies shall not serve to make the Supplier's liability conditional. Should any payment be made by the insurance company in a sum that is lower than the actual sum of the damage or the flaw in respect of which and against which the payment was made, the Supplier shall be required to pay the balance of the sum owing as compensation or as coverage for the damage or the flaw up to the full value thereof, and all subject to legal proceedings or proceedings by consent in the context of and upon coordination with the insurers, between the Parties. Should the insurance company breach its duty to pay under the policies, such shall not serve as a defense for the Supplier and it shall be required to pay any sum that it owes by virtue of its liability under any law or agreement, notwithstanding the fact that this sum was supposed to have been paid by the insurance company.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

26.11.	For the avoidance of doubt, it is agreed that the liability limitations set out in the Certificate of Insurance, shall amount to minimum requirements imposed upon the Supplier, which must examine its own exposure to duty and determine its own liability limitations accordingly.

26.12.	The taking out of the insurance policies as aforesaid and/or issue of the certificate and/or any demand by the Customer and/or persons acting on its behalf shall not derogate from the Supplier's liability under this Agreement and/or under any law and/or shall not serve to impose any liability on the Customer and/or the persons acting on its behalf, unless the damage and/or defect are caused due to an act or omission by the Customer and/or a person acting on its behalf, whether caused in good faith or maliciously. It is declared and agreed that the Supplier shall be estopped from making any claim or demand to the Customer and/or the persons acting on its behalf and/or persons under its service with respect to the substance and scope of the insurance policies required.

26.13.	Without derogating from the liability of the Supplier under this Agreement, the Supplier undertakes to accept any obligation and/or liability of any kind whatsoever which may be imposed upon it due to contractors and/or sub-contractors operating on its behalf and/or for it with respect to the Agreement.

26.14.	For the avoidance of doubt, the Customer shall act vis-à-vis its customers with respect to any matter of any claim or complaint and shall not redirect any claim to the Supplier, indirectly, other than with respect to the Customer's direct conduct with the Supplier.

27.	General Matters

27.1.	Each Party to this Agreement hereby undertakes not to assign its rights or obligations or any part thereof under this Agreement to any third party whatsoever unless: (a) Approval of such assignment is given by the other Party in writing and in advance and (b) the third party agrees, in writing, to be bound by all of the requirements set out in this Agreement. For the avoidance of doubt, any form of merger of one of the Parties and/or any act of acquisition of assets and/or change of the shareholders (whether such constitutes a change in control or not), shall be permissible under this Agreement and in any event, shall not constitute a breach of this Agreement by either of the Parties in general, and shall not constitute a prohibited assignment under this section 27.1 in particular.

27.2.	The laws of the State of Israel shall apply to this Agreement. The exclusive local jurisdiction shall obtain to the courts at Tel Aviv.

27.3.	This Agreement embodies and exhausts all of the agreements between the Parties, in full, with respect to the matters contained herein, and prevails over any agreements that existed between the Parties prior to the execution of it. No amendment, alteration or addition to this Agreement shall be of any force nor shall be deemed to have been implemented unless effected in writing and signed by both of the Parties to this Agreement.

27.4.	In the event of any contradiction between the provisions of any Order or any other document between the Parties, the provisions of this Agreement shall prevail, unless otherwise expressly agreed in writing.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

27.5.	The headings of this Agreement are for the sake of convenience only and shall not have any significance in the interpretation of this Agreement.

27.6.	The Customer and the Supplier are bound by this Agreement verbatim, but do not waive any of their rights which may not be set out in this Agreement, as companies operating commercially in the State of Israel.

27.7.	In the event that any of the provisions of this Agreement is deemed to be unenforceable or invalid in accordance with any law or in accordance with the ruling of a court, such ruling shall not make the rest of the Agreement unenforceable or invalid. Under such circumstances, the provision shall be amended and shall be interpreted in such a way that its purposes shall be realized to the extent possible, within the limitations of the applicable law and the relevant judicial rulings.

27.8.	The addresses of the Parties for the purpose of delivery of notices under this Agreement shall be as set out in the preamble. Any such notice that shall be sent by registered mail shall be deemed to have been delivered three (3) business days after the date of dispatch; in the event of dispatch by facsimile or by some other electronic means, the notice shall be deemed to have been delivered one business day after delivery, subject to written approval of receipt thereof, or on the date of delivery if delivered by hand.

27.9.	The Parties shall be entitled to set off debts owed to one another, only following advance written notice of 30 days.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement,

By their authorized signatories, on the date first set out above:

Kornit Digital Technologies Ltd.	ITS Industrial Techno-logic Solutions Ltd.

By: /s/ Gera Eiron	By: /s/ Ofer Sandelson

Name: Gera Eiron	Name: Ofer Sandelson

Position: CEO	Position: COO

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]		[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]		[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]		[***]	[***]	[***]	[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]		[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]		[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]		[***]	[***]	[***]	[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]		[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]		[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]	[***]					[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]				[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]				[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]				[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]				[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]		[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 2

Item Number	Kornit P/N	Customer Item	item	supplier	931	952	acc need	LT	MOQ	cost(NIS)	cost(USD)	acc cost(NIS)	acc cost(USD)	SAFETY
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]				[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]			[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	$[***]	[***]	$[***]	[***]
	[***]	[***]								[***]	$[***]	[***]	$[***]	[***]
	[***]	[***]								[***]	$[***]	[***]	$[***]	[***]
	[***]	[***]								[***]	$[***]	[***]	$[***]	[***]
	[***]	[***]								[***]	$[***]	[***]	$[***]	[***]
	[***]	[***]								[***]	$[***]	[***]	$[***]	[***]
	[***]	[***]								[***]	$[***]	[***]	$[***]	[***]
	[***]	[***]								[***]	$[***]	[***]	$[***]	[***]

***Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Appendix 3

CONFIDENTIAL NON-DISCLOSURE; PROPRIETARY
AND NON COMPETITION AGREEMENT

This Confidential Non-Disclosure Proprietary and Non-Competition Agreement (this “Agreement”) is entered into this 19 November, 2014 by and between Kornit Digital Technologies Ltd. (collectively, the “Company”) and ITS Industrial Techno-logic Solutions Ltd. (which will be referred to herein as the “Recipient”). Each of Company and the Recipient shall be referred to as “a Party”, and both Company and Recipient shall jointly hereinafter be referred to as “the Parties”.

WITNESSETH

WHEREAS	the Company and the Recipient have entered into a Services Agreement, dated May 24, 2009 (the “Previous Services Agreement”) which was replaced by the parties by an agreement dated 19 November, 2014, so that the Previous Service Agreement has been terminated and is no longer in force and effect; and
WHEREAS	the Recipient has been exposed and had access to confidential and/or proprietary information and technology of the Company as a result of providing services pursuant to the Previous Services Agreement; and
WHEREAS	the Recipient will be exposed and have access to confidential and/or proprietary information and technology of the Company for purposes of providing certain services under a services agreement dated 19 November, 2014 (the “Services Agreement”) to which this Agreement constitutes a schedule (the Service Agreement including all appendices replaces the Previous Services Agreement in its entirety) and is executed in order to allow each of the Parties to execute their undertakings under the Service Agreement (the “Purposes”); and
WHEREAS	in order to allow continued exposure and access, the parties hereto desire to undertake certain obligations of confidentiality, non-disclosure as set forth herein; and
WHEREAS	the Recipient is a well-known contractor in the digital printing industry, specialized in turn key assembly solutions, with a current know how and expertise in digital printing.

NOW THEREFORE; in consideration of the mutual undertakings and promises herein, the parties hereto hereby agree as follows:

1.	Confidential Information
1.1.	In this Agreement, the term “Information” shall mean any and all any document, material, idea, data or other information which relates to a Party’s research and development, trade secrets or business affairs which is marked as confidential and disclosed by a Party to the other Party, and any confidential and/or proprietary information and technology owned by said Party to this Agreement, in whatever form, including but not limited to any and all formulae, specifications, prototypes, designs, equipment, samples, analyses, computer programs, trade secrets, data, methods, techniques, developments, processes, prices, memoranda, notes, marketing and customer information, projections and any other data or information (in whatever form), as well as improvements and know-how related thereto, relating to or concerning the said Party’s technology, names and lists of suppliers, clients, research and development activities and products, and any other commercial, financial and/or technological information. Information shall be deemed to include any and all information which has been or may be disclosed, directly or indirectly, by or on behalf of said Party's, irrespective of form.
1

1.2.	“Information” shall not include information that (a) was independently developed by the other Party prior to its disclosure by the disclosing Party other than through disclosure of such information by the disclosing Party to the Receiving Party; (b) shall have become a part of the public knowledge except as a result of breach of this Agreement by the receiving Party ; (c) is approved in writing by the disclosing Party for release by the receiving Party; or (d) pursuant to a valid order issued by a court of or government agency of competent jurisdiction over the receiving Party, provided that the receiving Party provides the disclosing Party: (i) where possible, prior written notice of such obligation, and (ii) shall cooperate with the disclosing Party regarding such disclosure, provided however, that nothing contained herein shall in any way interfere with receiving Party’s compliance with the provisions of any relevant law and/or order and/or injunction.
2.	Obligations of Confidentiality

2.1.	The Recipient agrees to treat all Information disclosed to it by the Company as strictly confidential and not to exploit or make use, directly or indirectly, of such Company Information without the express written consent of the Company, except for the Purposes. The Recipient shall only make the Company Information available to its employees who have a “need to know” in order to carry out the Purposes authorized herein and who have, prior to any such disclosure of Information signed a non-disclosure agreement containing terms at least as restrictive as the terms contained herein. Recipient shall assume full responsibility for enforcing this Agreement, shall be responsible for any breach of this Agreement by its employees and shall take appropriate measures with its employees to ensure that such persons are bound by a like covenant of secrecy, including but not limited to informing any employee of Recipient receiving such Company Information that such Company Information shall not be disclosed except as provided herein.
2.2.	The Recipient hereby agree to refrain from analyzing or attempting to analyze samples provided by the Company under this Agreement containing the Company Information in order to determine the construction, code, algorithm or topology (composition, formula or specifications) thereof, either by itself or through any third party. The Recipient shall not reverse- engineer, decompile, or disassemble any and all Company Information and technology disclosed to it by the Company under this Agreement.

KORNIT DIGITAL TECHNOLOGIES LTD.	ITS INDUSTRIAL TECHNO-
LOGIC SOLUTIONS LTD

2

2.3.	It is understood and agreed that the disclosure of the Company Information by the Company shall not grant the Recipient any express, implied or other license or rights to patents or trade secrets of the Company or their suppliers, whether or not patentable, nor shall it constitute or be deemed to create a partnership, joint venture or other undertaking. Further, the Recipient agrees that it shall not remove or otherwise alter any of the Company trademarks or service marks, serial numbers, logos, copyrights, notices or other proprietary notices or indicia, if any, fixed or attached to Company Information or any part thereof.
3.	Return of Company’s Information

Unless otherwise required by statute or government rule or regulation, upon: (a) demand by the Company, or (b) termination of the Services Agreement; the earlier to occur, the Recipient shall: (i) cease using Company’s Information; (ii) return all notes, copies and extracts thereof of Company’s Information to the Company immediately without retaining copies thereof, unless such copies are necessary in order to maintain the Recipient’s undertakings under any law and/ or in order to protect Recipients rights, provided, however, that all Company Information retained shall continue to be protected under the provisions of this Agreement so long as it is in the Recipient’s possession; and (iii) upon request of the Company, certify in writing that the Recipient has complied with the obligations set forth in this paragraph.

4.	Intellectual Property Rights<<
4.1.	In the event that the Recipient or anyone to whom the Recipient transmit the Company Information pursuant to this Agreement become legally compelled to disclose any of the Company Information, the Recipient will: (i) provide the Company with prompt notice thereof so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement, and (ii) only disclose such Company Information to the extent required pursuant to said law, regulation, judicial or administrative order.
4.2.	The Recipient acknowledges and agrees that the Information furnished hereunder by the Company (“Company Information”) is and shall remain proprietary to the Company.
4.3.	The Recipient hereby declares that it has no, and shall have no suit and/or claim of any kind against the Company in any matter relating, whether directly or indirectly, to any idea, product of the Company, the Information disclosed to it by the Company, or other information of the Company which shall come to its knowledge as a result of its connection or relationship with the Company, provided nothing contained herein shall infringe, in any way, upon the Recipient’s rights to the Recipient Information.
KORNIT DIGITAL TECHNOLOGIES LTD.	ITS INDUSTRIAL TECHNO-
LOGIC SOLUTIONS LTD

3

4.4.	The Recipient hereby declares and confirms: (i) that it does not have any proprietary right, including, without limitation, copyright or other right, relating to the Information disclosed to it by the Company, any idea of the Company, product of the Company or any other development of the Company, and that all such rights belong exclusively to the Company, and (ii) that all rights title and interest in and to development and/or products, including, but not limited to, trade secrets and know-how, patents and other rights, in connection therewith, expressly developed or obtained by the Recipient under the Service Agreement or the Previous Service Agreement, for or on behalf of the Company, as a part of executing the Recipient’s undertakings under this Agreement or the Previous Service Agreement, are hereby assigned to the Company, and shall be sole and exclusive property of the Company, and the Recipient shall execute all documents necessary to assign any patents to the Company and otherwise transfer such proprietary rights to the Company.
4.5.	The above notwithstanding, Company hereby confirms and acknowledges that the Recipient is the owner of certain Information, in the field of digital printing and turn key projects in varies other areas, including, without limitation, digital printing and turn key projects in varies other areas (“Recipient Information”).
4.6.	Company hereby acknowledges and confirms that it does not have any proprietary right, including, without limitation, copyright or other right, relating to the Recipient Information, and that all such proprietary rights belong exclusively to the Recipient. Company hereby confirms and acknowledges that all Intellectual Property or Information developed by the Recipient during the term of this non-disclosure agreement and/or the term of the execution of the Service Agreement or the Previous Service Agreement, on the basis of the Recipient Information, (without any reference to the Company Information and without derogating from the Company’s proprietary rights in the Developed Product (as such term is defined in the Service Agreement) (תוצרי הפיתוח)), including but not limited to inventions, ideas, designs, concepts, techniques, discoveries, trade secrets, processes, formulae, source and object codes, data programs, know-how developments, methods, apparatus, technologies, or improvements, whether or not patentable, conceived or developed by Recipient regardless of whether reduced to practice, or any prototype shall be deemed as an integral part of Recipient Information and shall be owned exclusively by the Recipient, and the Company and/or anyone acting on its behalf will retain no rights to use such Recipient Information, and shall not infringe upon Recipient Information.
5.	Non Competition
5.1.	The Recipient agree that during the term of the Services Agreement and for a period of two years following the termination of the Service Agreement for any reason whatsoever, it will not, directly or indirectly, engage, whether as an employee, independent contractor, partner, joint venture, shareholder (other than as a shareholder of not more than 5% of the shares), investor, director, consultant or otherwise, be engaged in any business or activity, all over the world, in the specific field of digital printing on textile garments and cut textile pieces in which the Company currently actually conducts its business, while using and/or implementing the same technology used and/or implemented by the Company, which is competitive with the current products and/or services of the Company in the business in which the Company is currently engaged.
KORNIT DIGITAL TECHNOLOGIES LTD.	ITS INDUSTRIAL TECHNO-
LOGIC SOLUTIONS LTD

4

5.2.	During the term of the Service Agreement and for a period of 12 months following the termination of the Service Agreement the Parties to this Agreement shall not: (i) solicit, induce, recruit, hire or encourage any employee or consultant of the counter party to leave such position, or attempt to do any of the foregoing, either for themselves or for any other person or entity, (ii) contact any supplier or customers of the counter Party (who does not currently have a business relationship with the first Party) for the purpose of selling to those suppliers or customers any products or services which are the same as or substantially similar to, or competitive with, the products or services sold and/or provided by the other party in relation to its business at such date, or (iii) otherwise interfere in any manner, with the contractual or employment relationship between a Party to this Agreement and any of its employees, consultants, suppliers or customers.
5.3.	Nothing contained herein shall prohibit and/or prevent the Recipient from the continued conduct of its business, as it is conducted today, and as it may be conducted in future, including, without limited, from the design and/or manufacture and/or sale and/or distribution of printers including digital printers by the Recipient for Recipient’s business and/or on behalf of any third party, other than the specific field of digital printing on textile garments and cut textile pieces in which the Company actually conducts its business at the time of the execution of this Agreement.
6.	Miscellaneous
6.1.	The confidentiality undertakings herein shall be binding upon the Parties to this Agreement and their respective affiliates, subsidiaries or successors and shall continue until such time as the substance of the disclosure has entered the public domain through no fault or negligence on the said Party to this Agreement, or until permission is specifically granted in writing to the Party by the other Party to release or make use of the Information otherwise than as stated herein.
6.2.	No failure or delay on the part of the parties to exercise any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise by either of the parts of any rights, powers or remedies. The rights, powers and remedies provided herein are cumulative and are not exclusive of any rights, powers or remedies by law.
KORNIT DIGITAL TECHNOLOGIES LTD.	ITS INDUSTRIAL TECHNO-
LOGIC SOLUTIONS LTD

5

6.3.	This Agreement may not be assigned by either party, without the prior written consent of the other party.
6.4.	If any one or more of the terms contained in this Agreement shall for any reason be held to be excessively broad with regard to time, geographic scope or activity, that term shall be construed in a manner to enable it to be enforced to the extent compatible with applicable law. A determination that any term is void or unenforceable shall not affect the validity or enforceability of any other term or condition and any such invalid provision shall be construed and enforced (to the extent possible) in accordance with the original intent of the parties as herein expressed.
6.5.	The parties agree that an impending or existing violation of any provision of this Agreement would cause the Company irreparable injury for which it would have no adequate remedy at law, and agree that the Company shall be entitled to seek immediate injunctive relief prohibiting such violation, in addition to any other rights and remedies available to it.
6.6.	The construction, validity and performance of this Agreement shall be exclusively governed by and construed in accordance with the laws of the State of Israel. The competent courts of the state of Tel-Aviv shall have exclusive jurisdiction with respect to this Agreement and any and all matters relating to this Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.

KORNIT DIGITAL TECHNOLOGIES LTD.	ITS INDUSTRIAL TECHNO- LOGIC SOLUTIONS LTD.

By: ___________________	By: Gera Eron
Title: CEO	Title: CEO

KORNIT DIGITAL TECHNOLOGIES LTD.	ITS INDUSTRIAL TECHNO-
LOGIC SOLUTIONS LTD

Appendix 4

Certificate of Insurance

Date: August 11, 2014

To:

Kornit Digital Technologies Ltd.

12 Ha-Amal Street, Park Afek, Rosh Ha’ayin, 48092.

Hereinafter: the “Customer”)

The Policies, including the liability ceilings set out in this Certificate, shall apply to all of the operations of all of the entities set out in the Policies, and inter alia, to the operations the subject of this Certificate, to the extent not amended herein.

Re: Certificate of Insurance

We, the undersigned, Menora Mivtachim Ltd., hereby declare that we have taken out the insurance policies set out below for ITS Techno Logic Solutions (hereinafter: the “Supplier”), inter alia, with respect to the operations the subject of the Framework Agreement for the Serial Turn Key Manufacture and Supply of digital printing machinery and other products, between you and the Supplier (hereinafter: the “Agreement”), inter alia with respect to any service and/or other order relating to the Agreement (hereinafter: the “Services”).

For the period commencing on March 1, 2014 and ending on February 28, 2015, both dates being inclusive (hereinafter: the “Insurance Term”).

1.	Property Insurance – Policy No. 0009184903-14-8. Insurance covering the Supplier's property, including property in its possession and/or under its responsibility and/or held by it in a deposit and for which it is liable, at the purchase value as new, and/or reconstruction of the property including inventory insured in accordance with the definition in the Policy, against loss or damage due to the risks covered by the policy known as an “Extended Fire” Insurance Policy, including additional insured risks and extensions as defined in the policy known as “BIT 2013”. Without derogating from the generality of the aforesaid, including loss or damage due to the following insured risks: fire, lightning, explosion, damage due to liquids and bursts, collision, the costs of removal of demolitions up to 10% of the sum of the damage, break-in, theft and burglary on the basis of first damage, natural damages, earthquake damages, strikes, riots, malicious damage, reconstruction of documents, breakage of windowpanes, loss of rental, collapse of shelves, as defined in the policy known as “BIT 2013”.

Consequential Loss Insurance – Policy No. 0009184903-14-8. Insurance for loss of turnover, increase of operating costs and any expansions as defined in the policy known as “BIT 2013”. Without derogating from the generality of the aforesaid, including for: compensation for breach of contract, unpaid debts, increased operating costs and the costs of preparation of lawsuits which may be incurred by the Supplier due to the events insured under section 1, Property Insurance, known as “Extended Fire” Insurance, above. The term of the indemnity under this insurance shall be 12 months.

2.	Employer's Liability Insurance – Policy No. 0004091271-14-4. To insure the liability of the Supplier, by law, vis-à-vis its employees, for death and/or bodily injury and/or mental injury and/or emotional injury and/or industrial disease to its employees during the course of and/or as a result of their employment and/or work, without derogating from the generality of the aforesaid with respect to “Services”, up to a liability ceiling of NIS 20,000,000 per event and in total for an annual insurance term. This policy shall not contain any exception, exclusion or restriction with respect to: traps and poisons, work days and times, work at heights or depths, the lawful employment of youth, liability for contractors, sub-contractors and their employees, in the event that the Supplier is deemed to be the employer of the above. The policy is extended to indemnify the Customer and/or its managers and/or employees for any claim that may be filed against any of them and/or for any allegation that they bear employer's liability vis-à-vis any of the employees of the Supplier.

Appendix 4

3.	Third Party Liability Insurance – Policy No. 0006171940-14-4. Insurance covering the liability of the Supplier by law for damage and/or loss caused and/or that may be caused to a third party, including to the Customer and/or any person acting on its behalf, during the course of and/or as a result of the “Services”. At a liability ceiling of NIS 4,000,000 per event and in total for an annual insurance term. The policy shall not include any exception, exclusion or limitation with respect to: fire, explosion, accidental and unexpected pollution, anything harmful in food or beverage, panic, machinery for lifting, loading and unloading, liability for sub-contractors and their employees, faulty sanitary facilities, poisoning, strikes and lock-outs, subrogation claims by the National Insurance Institute, without derogating from the coverage given under the extended insurance policy, to cover: damage to such portion of the property worked on at the time of the occurrence of the insurance event, on condition that the damage was caused directly by the said activity, except for the portion worked upon, up to a liability ceiling of not less than the sum of NIS 1,000,000 per event and in total for an annual insurance term, damage to third party property as a result of vehicles, above the coverage given in the vehicle policy. The employees of the Supplier and/or any person deemed to be an employee of the Supplier shall be deemed to be a third party with respect to the Customer and/or, its employees and customers, including their property, shall be deemed to be a third party [sic]. The policy is extended to indemnify the Customer for liability that might be imposed upon it due to the acts and/or omissions of the Supplier and/or persons acting on its behalf, the policy to include a cross-liability clause under which the policy shall be deemed to have been drafted for each of the individual insured persons.

4.	Professional Liability Insurance – Policy No. 0010226638-14-6. For the Supplier's liability due to any claim and/or demand first submitted during the course of the insurance term for a professional act or omission on the part of the Supplier and/or its employees, including with respect to provision of the Services the subject of this Certificate. At a liability ceiling of USD 4,500,000 per event and in total for an annual insurance term. Territorial boundaries – worldwide. Jurisdiction – Israel only. The policy is extended to indemnify the Customer for liability that might be imposed upon it due to the act and/or omission of the Supplier and/or any person acting on its behalf, subject to a cross-liability clause under which the policy shall be deemed to have been drafted for each of the individual insured persons separately, and without derogating from the insurance of the Supplier's liability to the Customer. The policy shall include a 6 month disclosure period after the end of the insurance term, which shall come into force in the event of cancellation of this policy or an adverse amendment of the conditions of it or failure to renew it, unless the Supplier takes out alternative insurance which provides coverage as is required by the provisions of this section. The aforesaid insurance includes a retroactive date that is not later than January 1, 2008.

5.	Product Liability Insurance – Policy No. 009499235314-6. For the Supplier's liability under the law; territorial boundaries – worldwide; jurisdiction – Israel only; for any damage to the person and/or property of any person and/or entity including consequential damage with respect to damage due to and/or as a result of the products manufactured and/or handled and/or marketed and/or supplied by the Supplier and/or the persons acting on its behalf, including with respect to the products the subject of this Certificate, at a liability ceiling of NIS 4,500,000 per event and in total for an annual insurance period. The policy shall be extended to indemnify the Customer for its liability for the acts and/or omissions of the Supplier and/or its employees and managers, without derogating from the Supplier's liability vis-à-vis the Customer and/or any person acting on its behalf. The policy shall include a 6 month disclosure period after the end of the insurance term, unless the Supplier takes out alternative insurance which provides coverage as is required by the provisions of this section. The retroactive date in the Policy shall be not later than January 1, 2008.

Appendix 4

6.	For the avoidance of doubt, the liability ceiling in the property liability insurance is shared with that of the professional liability insurance policy.

All of the insurance policies contain the following express conditions:

A.	The name of the insured on every policy shall include Kornit Digital Technologies Ltd. and/or subsidiaries acting on its behalf and/or its employees and/or managers acting for it (hereinafter: the “Customer”).

B.	The scope of the coverage under the policies, with the exception of the professional liability insurance, shall not be lower than the coverage given under the form of policy known as “BIT 2008” * [*except for property insurance and consequential loss insurance] in accordance with the insurance coverage set out above, in accordance with the BIT form existing as at the date of execution of the insurance policies, with all of the expansions set out in the policies.

C.	The failure to perform the conditions and stipulations of the policies in good faith by the Supplier shall not derogate from the “Customer's” rights to receive indemnification under the policies.

D.	Any section in the policies (if any) which expropriates or reduces or in any way limits the insurer's liability, where there is other insurance as well, shall not be exercised against the Customer.

E.	The insurance policies shall precede any insurance policy taken out by the “Customer” and the Supplier's insurer waives any right and/or claim and/or demand with respect to participation in the “Customer's” insurance policies. The insurer waives any right granted to it under section 59 of the Insurance Contract Law, 5741-1981 for the acts or omissions of the “Supplier”.

The Policies, including the liability ceilings set out in this Certificate, shall apply to all of the operations of all of the entities set out in the Policies, and inter alia, to the operations the subject of this Certificate, to the extent not amended herein.

Appendix 4

F.	The Supplier alone shall be liable for payment of the premiums and the policyholder’s contribution set out in the policies set out above.

G.	The insurance policies shall include an explicit section regarding waiver of the right of subrogation vis-à-vis the “Customer”, provided that the provisions regarding waiver of the right of subrogation shall not apply in favor of any person who causes malicious damage.

H.	The insurance policies are expanded to include a cross-liability section under which the insurance policies will be deemed to have been taken out separately for each of the individual insured persons, except for the employer's liability insurance policy and the property insurance policy.

I.	The insurer shall not be entitled to cancel and/or reduce the scope and/or to not renew the insurance policies, unless the insurer sends the Customer notice by registered mail of its intention to do so 60 days prior to the date of entry of cancellation of the insurance and/or reduction of the insurance coverage [into force].

____________ Name of Signatory	_____________ Position of Signatory	_____________ Signature of Insurer	_____________ Stamp of Insurer	____________ Date

The Policies, including the liability ceilings set out in this Certificate, shall apply to all of the operations of all of the entities set out in the Policies, and inter alia, to the operations the subject of this Certificate, to the extent not amended herein.

Appendix 5

November 10, 2014

To whom it may concern,

Dear Sir/Madam,

Re: Kornit Digital Technologies LTD., C.N. 51-384675-8 (hereinafter: "the Company")

As legal counsel to the Company, and solely based on the information provided to us buy the Company, we hereby confirm that according to the resolution of the board of directors of the Company dated May 15, 2014, the authorized signatories of the Company, as of the date hereof, are as further detailed in the board resolution attached hereto as Exhibit A.

I hereby confirm that the resolutions made by the board of directors of the Company, listed in the above mentioned resolution, where resolved according to the law and with authority and are in accordance with the incorporation documents of the Company and the Company is bound by them in all respects.

The aforementioned signatory rights replace and cancel all previous signatory rights of the Company and this letter replaces and cancels any letters previously sent from our office on this matter.

In addition, based only on the information given to us by the Company, below is a list of the officers of the Company:

Treasurer - Michal abu

Controller - Yuval Yezersky

President - Ofer Ben-Zur

CFO - Guy Avidan

CEO - Gabi Seligsohn

Sincerely,

Daniel Avron, Adv.

Appendix 6

Accepted Test Procedures (ATP)

Project: Kornit 931/932/951/952/953		Subject: ATP
Order Number: 60-PATP-0001	Date: 07/16/2013	Revision: 2	Page 1 of 6
Editor: Lev Superfin	Confirmed by: Rea Rogel	Signature:

Machine: Kornit

Revision	Software Version
HASP Number
HASP Validity
Tester Name
Date
Signature

General Instructions

1.	Before testing, verify that the [***] Test is as expected.

2.	Perform all the tests instructed in the form

3.	When testing has been completed:

	a.	Fill-in the ATP

	b.	Sign the machine book

Note:	This ATP is to be performed by a technician other than the one who performed the Integration or the Post-Integration Final Testing procedure.

. . .

Appendix 6

Accepted Test Procedures (ATP)

Project: Kornit 931/932/951/952/953		Subject: ATP
Order Number: 60-PATP-0001	Date: 07/16/2013	Revision: 2	Page 2 of 6
Editor: Lev Superfin	Confirmed by: Rea Rogel	Signature:

1.	Machine Book
No.	Procedure	RT
1.1	[***].
1.2	[***].
1.3	[***].
1.4	[***]

2.	Visual Tests
No.	Procedure	RT
2.1	[***]:
a. [***].
b. [***].
c. [***].
d. [***].
e. [***].
f. [***].
g. [***].
h. [***].
i. [***].
j. [***].
k. [***].
l. [***].

Appendix 6

Accepted Test Procedures (ATP)

Project: Kornit 931/932/951/952/953		Subject: ATP
Order Number: 60-PATP-0001	Date: 07/16/2013	Revision: 2	Page 3 of 6
Editor: Lev Superfin	Confirmed by: Rea Rogel	Signature:

3.	Functional Tests
Note:	[***].
No.	Procedure	RT
3.1	[***].
a. [***].
b. [***].
c. [***].
3.2	[***].
3.3	[***].
3.4	[***].
a. [***].
3.5	[***].
3.6	[***].
3.7	[***].
3.8	[***]
3.9	[***]:
a. [***].
b. [***].
c. [***].
3.10	[***]:
a. [***].
b. [***].
c. [***].

Appendix 6

Accepted Test Procedures (ATP)

Project: Kornit 931/932/951/952/953		Subject: ATP
Order Number: 60-PATP-0001	Date: 07/16/2013	Revision: 2	Page 4 of 6
Editor: Lev Superfin	Confirmed by: Rea Rogel	Signature:

4.	Humidity System Tests (only 952/3)
Notes:	1) [***].

2) [***].

No.	Procedure	RT
4.1	[***].
4.2	[***].
4.3	[***].
4.4	[***].

Note:	[***].
5.	Spraying Tests
Note:	[***].
No.	Procedure	RT
5.1	[***]:
a. [***].
b. [***].
c. [***].
5.2	[***].
5.3	[***].
5.4	[***].
5.5	[***].

Note:	[***].

Appendix 6

Accepted Test Procedures (ATP)

Project: Kornit 931/932/951/952/953		Subject: ATP
Order Number: 60-PATP-0001	Date: 07/16/2013	Revision: 2	Page 5 of 6
Editor: Lev Superfin	Confirmed by: Rea Rogel	Signature:

6.	Printing Test
Note:	[***].
No.	Procedure	RT
6.1	[***].
6.2	[***]
a. [***].
b. [***].
c. [***].
d. [***].
e. [***].
f. [***].
6.3	[***].
6.4	[***].
a. [***].
6.5	[***].
7.	Backup System Test (only 952/3)
No.	Procedure	RT
7.1	[***].
7.2	[***].
7.3	[***].

Appendix 6

Accepted Test Procedures (ATP)

Project: Kornit 931/932/951/952/953		Subject: ATP
Order Number: 60-PATP-0001	Date: 07/16/2013	Revision: 2	Page 6 of 6
Editor: Lev Superfin	Confirmed by: Rea Rogel	Signature:

8.	Final Stages
No.	Procedure	RT
8.1	[***].
8.2	[***].
8.3	[***].
8.4	[***].
8.5	[***].